Exhibit 10.2

WHEN RECORDED RETURN TO:

          Crown Resources Corporation
          4251 Kipling Street, Suite 3901
          Wheat Ridge, CO 80033

TITLE:          Royalty Reconveyance Deed
REFERENCE NUMBERS OF DOCUMENTS ASSIGNED OR RELEASED: 3037050
GRANTOR:          BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation
GRANTEE:          CROWN RESOURCES CORPORATION, a Washington corporation
ABBREVIATED LEGAL DESCRIPTION:

          Fee lands covering:
          T. 40 N., R. 30 E., W.M.
                    Sec. 3, All
                    Sec. 9, S.E. 1/4
                    Sec. 10, S.W. 1/4
                    Sec. 15, N.W. 1/4
                    Sec. 16, N.E. 1/4
                    Sec. 25, S.W. 1/4, S.E. 1/4
                    Sec. 33, S.W. 1/4
                    Sec. 34, N.E. 1/4
                    Sec. 35, W. 1/2
          T. 39 N., R. 30 E., W.M.
                    Sec. 4, N.W. 1/4
          T. 39 N., R. 29 E., W.M.
                    Sec. 2, S.W. 1/4
                    Sec. 3, S.E. 1/4
                    Sec. 10, N.E. 1/4


                    Sec. 11, N.W. 1/4
          T. 40 N., R. 31 E., W.M.
                     Sec. 25, S.W. 1/4, N.W. 1/4
                    Sec. 26, N.E. 1/4; and

          unpatented mining claims situated in:
          T. 40 N., R. 31 E., W.M.
                    Sec. 17, 18, 19, 20, 29, 30, 31, and 32
          T. 40 N., R. 30 E., W.M.
                    Sec. 23, 24, 25, 26, 34, 35, and 36,
          more particularly described in the attached Exhibit A.

ASSESSOR'S PROPERTY
TAX PARCEL ACCOUNT
NUMBERS:

          3929023005
          3929032007
          3929101001
          3929114004
          3930040006
          4030030015
          4030030016
          4030090043
          4030100007
          4030253002
          4030250001
          4030252007
          4030330007
          4031254007
          4031261010
          9940300931
          9940303412


ROYALTY RECONVEYANCE DEED

          THIS ROYALTY RECONVEYANCE DEED ("Deed") is made and given as of July 17, 2006 by BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation ("Grantor"), to CROWN RESOURCES CORPORATION, a Washington corporation ("Grantee").

          WHEREAS, by Royalty Deed dated as of July 23, 2001, and recorded in the records of Okanogan County in Auditor's File No. 3037050, Grantee, Crown Resource Corp. of Colorado, a Colorado corporation, and Gold Texas Resources U.S., Inc., a Texas corporation, conveyed to Grantor a royalty on production of gold and silver from the property described on Exhibit A (the "Property"), attached to and incorporated by reference into this Deed.

          WHEREAS, Grantee has paid to Grantor valuable consideration to reacquire that royalty, pursuant to the terms of that Agreement dated effective as of July 23, 2001 between Grantor, Grantee, Crown Resource Corp. of Colorado and Gold Texas Resources U.S., Inc., a Memorandum of which was recorded in the Okanogan County records on August 7, 2001, in Auditor's File No. 3037046.

          WHEREAS, by Quitclaim Deed dated as of ____________, 2006, and recorded in the records of Okanogan County in Auditor's File No. ___________, Crown Resource Corp. of Colorado and Gold Texas Resources U.S., Inc. quitclaimed and assigned to Crown Resources Corporation all right, title and interest in the Property, including without limitation all option rights to reacquire the royalty pursuant to the Agreement.

          THEREFORE, Grantor, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby grants, conveys and quit claims to Grantee all rights, title and interest that it acquired pursuant to the Royalty Deed, reserving to Grantor the right to receive or retain any royalty payments that have accrued under the Royalty Deed as of the date of this Deed.

          Grantor represents and warrants that its interest in the Royalty Deed is free and clear of any encumbrances or liens on title created by or through Grantor.

          Grantor has executed this Deed as of the date first written above.

                                                            BATTLE MOUNTAIN GOLD COMPANY

                                                            By: /s/ David Guiterrez
                                                            Title:Vice President


STATE OF COLORADO          )
                                                    )ss.
COUNTY OF ___________      )

          On this _____ day of _________________, 2006, before me, the undersigned, a Notary Public in and for the State of Colorado, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of Battle Mountain Gold Company, a Nevada corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _______ was duly elected, qualified and acting as said officer of the corporation, that _______ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

          IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                                                      ____________________________________

                                                                      (Signature of Notary)
                                                                      ____________________________________

                                                                      (Print or stamp name of Notary)
                                                                      NOTARY PUBLIC in and for the State
                                                                      of Colorado, residing at ________________.
                                                                      My appointment expires: ______________.


EXHIBIT "A"

(to Royalty Reconveyance Deed)

A.           Fee Lands

The real property described in the following instruments of record in Okanogan County, Washington:

Statutory Warranty Deed dated June 17, 1987, Leo Keller and Betty Ann Keller, Grantors, and Crown Resources Corp., Grantee, recorded December 2, 1988 in Book 77, Page 2165 of the real property records of Okanogan County, Washington.

Deed dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1787 of the real property records of Okanogan County, Washington.

Assignment dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1800 of the real property records of Okanogan County, Washington.

Warranty Deed dated May 5, 1992, Larry E. Tucker and Delores M. Tucker, Grantors, and Battle Mountain Gold Company, Grantee, recorded May 6, 1992 in Book 100, Page 719 of the real property records of Okanogan County, Washington.

Warranty Deed dated May 26, 1992, Patrick J. Martin and Beverly L. Martin, Grantors, and Battle Mountain Gold Company, Grantee, recorded May 29, 1992 in Book 100, Page 2279 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated November 5, 1992, Michael E. Grande and Joyce Grande, Grantors, and Battle Mountain Gold Company, Grantee, recorded November 20, 1992 in Book 105, Page 1862 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated November 5, 1992, Michael E. Grande and Joyce Grande, Grantors, and Battle Mountain Gold Company, Grantee, recorded November 20, 1992 in Book 105, Page 1864 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated June 28, 1993, Pine Chee Ranch Associates, Grantor, and Battle Mountain Gold Company, Grantee, recorded July 7, 1993 in Book 112, Page 1973 of the real property records of Okanogan County, Washington.

Quitclaim Deed (Timber) dated February 23, 1995, Crown Pacific Limited Partnership, Grantor, and Battle Mountain Gold Company, Grantee, recorded March 2, 1995 in Book 130, Page 1856 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated February 25, 1997, Roger Lee Llewellyn and Patricia Ann Llewellyn, and Peter G. Fagan and Susanne B. Fagan, Grantors, and Battle Mountain Gold Company, Grantee, recorded February 26, 1997 in Book 152, Page 768 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated March 11, 1997, Kenneth L. Howerton and Peggy A. Howerton, Grantors, and Battle Mountain Gold Company, Grantee, recorded March 12, 1997 in Book 152, Page 2221 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated March 29, 1997, Michael C. Bourn and Melinda Bourn, Grantors, and Battle Mountain Gold Company, Grantee, recorded April 8, 1997 in Book 153, Page 1614 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed dated October 13, 1997, John F. Thorp, III, Grantor, and Battle Mountain Gold Company, Grantee, recorded October 14, 1997 in Book 160, Page 1948 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed and Assignment of Mining Property Lease and Purchase Option dated February 26, 1999, between Keystone Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Auditor's File No. 3006789 of the real property records of Okanogan County, Washington.

B.          Mineral Agreements

Mining Lease, effective October 14, 1988, between Clara Zontelli and Crown Resource Corp., a short form of which was recorded August 25, 1989 in Book 81, Page 2424 of the real property records of Okanogan County, Washington.

Mining Lease and Option to Purchase, effective January 12, 1989, between William G. Hommel, William A. Hudson and Karen Hudson, Robert Robinson and Bonnie Shultz Robinson, and Mary Lou Colson, Lessors, and Curlew Lake Resources Inc., as amended and assigned, a Memorandum of Notice of Mining Lease and Option to Purchase was recorded January 16, 1990 in Book 84, Page 47 of the real property records of Okanogan County, Washington, and a First Amendment to Mining Lease and Option to Purchase was recorded May 29, 1990 in Book 87, Page 3044 of the real property records of Okanogan County, Washington.

Mining Deed and Assignment of Lease, effective June 9, 1989, between Curlew Lake Resources Inc. and Mara Ventures, Inc., Grantors, and Crown Resource Corp. of Colorado, as amended, recorded January 22, 1990 in Book 84, Page 433 of the real property records of Okanogan County, Washington.

Deed dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1792 of the real property records of Okanogan County, Washington.

Assignment dated September 18, 1990, Nordic Limited, Inc. (NV corp.) and Nordic Limited, Inc. (UT corp.) Grantors, and Crown Resource Corp. of Colorado, Grantee, recorded September 24, 1990 in Book 88, Page 1806 of the real property records of Okanogan County, Washington.

Mining Lease, effective January 29, 1991, between John F. Thorp, III and Crown Resource Corp. of Colorado, as extended, a short form of which was recorded February 19, 1991 in Book 90, Page 2729 of the real property records of Okanogan County, Washington.

Statutory Warranty Deed and Assignment of Mining Property Lease and Purchase Option dated February 26, 1999, between Keystone Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Auditor's File No. 3006789 of the real property records of Okanogan County, Washington.

Assignment of Unpatented Mining Claims dated February 26, 1999, between Keystone Gold, Inc. and Mineral Ventures, Inc., Grantors, and Battle Mountain Gold Company, Grantee, recorded March 8, 1999 as Auditor's File No. 3006790 of the real property records of Okanogan County, Washington.

C.          Unpatented Mining Claims

The following unpatented mining claims situated in Sections 22 & 27, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, subject to that certain Mining Lease and Option to Purchase dated effective January 12, 1989 between William G. Hommel, William A. Hudson and Karen Hudson, Robert Robinson and Bonnie Shultz Robinson, and Mary Lou Colson, Owners, and Crown Resource Corp. of Colorado as assignee of Curlew Lake Resources Inc., Lessee, as amended:

CLAIM NAME	OKANOGAN CO.		BLM ORMC NUMBER
	BOOK	PAGE
Ben B 1	69	1032	92769
Ben B 2	69	1034	92770
Ben B 3	69	1036	92771
Ben B 4	69	1038	92772
Ben B 5	69	1040	92773
Bon Jr 1	69	988	92774
Bon Jr 2	69	990	92775
Bon Jr 3	69	992	92776
Bon Jr 4	69	994	92777
Hommel 1	69	1042	92778
Hommel 2	69	1044	92779
Hommel 3	69	1046	92780
Hommel 4	69	1048	92781
Hommel 5	69	1050	92782
JB Au 1	69	1052	92783
JB Au 2	69	1054	92784
JB Au 3	69	1056	92785
JB Au 4	69	1058	92786
JB Au 5	69	1060	92787
JB Au 6	69	1062	92788
JB Au 7	69	1064	92789
JB Au 8	69	1066	92790
JB Au 9	69	1068	92791
Pay Day 1	69	1004	92792
Pay Day 2	69	1006	92793
Pay Day 3	69	1008	92794
Pay Day 4	69	1010	92795
Pay Day 5	69	1012	92796
Pay Day 6	69	1014	92797
Pay Day 7	69	1016	92798
Pay Day 8	69	1018	92799
Pay Day 9	69	1020	92800
Pay Day 10	69	1022	92801
Pay Day 11	69	1024	92802
Pay Day 12	69	1026	92803
Pay Day 13	69	1028	92804
Pay Day 14	69	1030	92805
Wild Bill 1	69	996	92806
Wild Bill 2	69	998	92807
Wild Bill 3	69	1000	92808
Wild Bill 4	69	1002	92809

The following unpatented mining claims situated in Sections 12, 13, 22, 25, & 27, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, and Sections 18, 19, & 30, Township 40 North, Range 31 East, W.M., Okanogan County, Washington, subject to that certain Mining Deed and Assignment of Lease dated effective June 9, 1989 between Curlew Lake Resources Inc. and Mara Ventures, Inc., Grantors, and Crown Resource Corp. of Colorado, Grantee, as amended:

CLAIM NAME	OKANOGAN CO.		AMENDED		BLM ORMC NUMBER
	BOOK	PAGE	BOOK	PAGE
Pay Day 15	78	3316			113576
Pay Day 16	78	3317			113577
Pay Day 17	78	3318			113578
Pay Day 18	78	3319			113579
Pay Day 19	78	3320			113580
Pay Day 20	78	3321			113581
Pay Day 21	78	3322			113582
Pay Day 22	78	3323			113583
BM 5050	79	779			118796
BM 5051	79	780			118797
BM 5052	79	781			118798
BM 5053	79	782	123	2725	118799
BM 5054	79	783	123	2726	118800
BM 5055	79	784	123	2727	118801
BM 5071	79	800			118802
BM 5073	79	802			118804
BM 5074	79	803			118805
BM 5075	79	804			118806
BM 5076	79	805			118807
BM 5077	79	806			118808
BM 5078	79	807			118809
BM 5150	79	808			118810
BM 5151	79	809			118811
BM 5152	79	810			118812
BM 5153	79	811			118813
BM 5154	79	812			118814
BM 5155	79	813			118815
BM 5156	79	814			118816
BM 5157	79	815			118817
BM 5158	79	816			118818
BM 5159	79	817			118819
BM 5160	79	818			118820
BM 5161	79	819			118821
BM 5162	79	820			118822
BM 5163	79	821			118823
BM 5164	79	822			118824
BM 5165	79	823			118825
BM 5166	79	824			118826
BM 5167	79	825			118827
BM 5169	79	827			118829
BM 5173	79	831			118833
BM 5174	79	832			118834
BM 5175	79	833			118835
BM 5176	79	834			118836
BM 5177	79	835			118837
BM 5178	79	836			118838

The following unpatented mining claims situated in Sections 1, 13, 14, 23, 24, 25, & 26, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, and Sections 6 & 7, Township 40 North, Range 31 East, W.M., Okanogan County, Washington, owned by Crown Resource Corp. of Colorado:

5 CLAIM NAME	OKANOGAN CO.		AMENDED		BLM ORMC NUMBER
	BOOK	PAGE	BOOK	PAGE
GD 1	75	2390	92	596	106381
GD 3	75	2392	92	598	106383
GD 4	75	2393			106384
GD 5	75	2394			106385
GD 6	92	592			134687
GD 7	75	2395	92	599	106386
GD 8	75	2396			106387
GD 9	75	2397	92	600	106388
GD 11	75	2399	92	601	106390
GD 13	75	2401	92	602	106392
GD 15	75	2403	92	603	106394
GD 17	75	2405	92	604	106396
GD 19	75	2407	92	606	106398
GD 21	75	2409	92	607	106400
GD 23	75	2411	92	608	106402
GD 25	75	2413	92	609	106404
GD 27	77	1398			110079
GD 28	77	1400			110080
GD 29	77	1402			110081
GD 30	77	1406			110082
GD 31	77	1404			110083
GD 32	77	1408			110084
GD 33	77	1410			110085
GD 34	77	1412			110086
GD 35	77	1414			110087
GD 36	77	1416			110088
GD 37	77	1418			110089
GD 38	77	1422			110090
GD 40	77	1424			110092
GD 41	77	1426			110093
GD 42	81	2846			124457
Tex 1	75	2184			106406
Tex 2	75	2185			106407
Tex 3	75	2186			106408
Tex 4	75	2187			106409
Tex 5	75	2188			106410
Tex 6	75	2189			106411
Tex 7	75	2190			106412
Tex 8	75	2191			106413
Tex 9	75	2192			106414
Tex 10	75	2193			106415
Roo 1	75	2204	92	610	106426
Roo 3	75	2206	92	612	106428
Roo 5	92	594			134689
Roo 7	75	2210			106432
Roo 9	75	2212			106434
Roo 12	75	2215			106437
Roo 13	75	2216			106438
Silt 1	75	2194			106416
Silt 2	75	2195			106417
Silt 3	75	2196			106418
Silt 4	75	2197			106419
Silt 5	75	2198			106420
Silt 6	75	2199			106421
Silt 7	75	2200			106422
Silt 8	75	2201			106423
Silt 9	75	2202			106424
Silt 10	75	2203			106425
Bo 1	77	1428			110058
Bo 2	77	1430			110059
Bo 3	77	1432			110060
Bo 4	77	1434			110061
Bo 5	77	1436			110062
Bo 6	77	1438			110063
Bo 7	77	1440			110064
Bo 8	77	1442			110065
Bo 9	77	1444			110066
Bo 10	77	1446			110067
Bo 11	77	1448			110068
Bo 12	77	1450			110069
Bo 13	77	1452			110070
Bo 14	77	1454			110071
Bo 15	77	1456			110072
Bo 16	77	1458			110073
Bo 17	77	1460			110074
Bo 18	77	1462			110075
Bo 19	77	1464			110076
Bo 20	77	1466			110077
Bo 21	77	1468			110078
Bo 22	81	2860			124412
Bo 23	81	2862			124413
Bo 24	81	2864			124414
Bo 25	81	2866			124415
Bo 26	81	2868			124416
Bo 27	81	2870			124417
Bo 28	81	2872			124418
Bo 29	81	2874			124419
Bo 30	81	2876			124420
Bo 31	81	2878			124421
Bo 32	81	2880			124422
Bo 33	81	2882			124423
Bo 34	81	2884			124424
Bo 35	81	2886			124425
Bo 36	84	3164			128056
Bo 37	84	3166			128057
Bo 38	84	3168			128058
Bo 39	84	3170			128059
Bo 40	84	3172			128060
Bo 41	84	3174			128061
Bo 42	84	3176			128062
Bo 43	84	3178			128063
Bo 44	84	3180			128064
Bo 45	84	3182			128065
Bo 46	84	3184			128066
Bo 47	84	3186			128067
Bo 48	84	3188			128068
Bo 49	84	3190			128069
Bo 50	84	3192			128070
Bo 51	84	3194			128071
Bo 52	84	3196			128072
Bo 53	84	3198			128073
Bo 54	84	3200			128074
Bo 55	84	3202			128075
Bo 56	84	3204			128076
Bo 57	84	3206			128077
Bo 58	84	3208			128078
Bo 59	84	3210			128079
Bo 60	84	3212			128080
Bo 61	84	3214			128081
Bo 62	84	3216			128082
Bo 63	84	3218			128083
Bo 64	84	3220			128084
Bo 65	84	3222			128085
Bo 66	84	3224			128086
Bo 67	84	3226			128087
Bo 68	84	3228			128088
Bo 69	84	3230			128089
Bo 70	84	3232			128090
Bo 71	84	3234			128091
Bo 72	84	3236			128092
Bo 73	84	3238			128093
Gap 2	77	2795			109518
Gap 3	77	2797			109519
Gap 4	77	2799			109520
Gap 5	77	2801			109521
Gap 6	77	2803	92	614	109522
Gap 10	81	2856			124459
Gap 11	81	2858			124460
MAG 1	92	536			134631
MAG 2	92	537			134632
MAG 3	92	538			134633
MAG 4	92	539			134634
MAG 5	92	540			134635
MAG 6	92	541			134636
MAG 7	92	542	155	2819	134637
MAG 8	92	543			134638
MAG 9	92	544	155	2820	134639
MAG 10	92	545			134640
MAG 11	92	546	155	2821	134641
MAG 12	92	547			134642
MAG 13	92	548			134643
MAG 14	92	550			134645
MAG 14 Fraction	92	551			134646
MAG 15	92	552			134647
MAG 16	92	553			134648
MAG 17	92	554			134649
MAG 18	92	555			134650
MAG 19	92	556			134651
MAG 20	92	557			134652
MAG 20 Fraction	92	558			134653
MAG 21	92	559			134654
MAG 22	92	560			134655
MAG 23	92	561			134656
MAG 24	92	562			134657
MAG 25	92	563			134658
MAG 26	92	564			134659
MAG 27	92	565			134660
MAG 28	92	566			134661
MAG 29	92	567			134662
MAG 30	92	568	95	3620	134663
MAG 31	92	569	95	3621	134664
MAG 32	92	570	95	3622	134665
MAG 33	92	571	95	3623	134666
MAG 34	92	572	95	3624	134667
MAG 35	92	573	95	3625	134668
MAG 36	92	574	95	3626	134669
MAG 37	92	575	95	3627	134670
MAG 38	92	576	95	3628	134671
MAG 39	92	577	95	3629	134672
MAG 40	92	578	95	3630	134673
MAG 41	92	579	95	3631	134674
MAG 42	92	580	95	3632	134675
MAG 43	92	581			134676
MAG 44	92	582	98	437	134677
MAG 45	92	583	98	438	134678
MAG 46	92	584	98	439	134679
MAG 47	92	585	98	440	134680
MAG 48R	A.F. No. 3017475				154996
MAG 49R	A.F. No. 3017476				154997
MAG 50	92	588			134683
MAG 51	92	589	95	3633	134684
MAG 52	92	590	95	3634	134685
MAG 53	92	591	95	3635	134686
Katie 1	104	0717			144759
Taylor 1	104	0716			144760
JR 1	123	2563			147545
JR 2	123	2564			147546
JR 3	123	2565			147547
JR 4	123	2566			147548
JR 5	123	2567			147549
JR 6	123	2568			147550
JR 7	123	2569			147551
JR 8	123	2570			147552
JR 9	123	2571			147553
JR 10	123	2572			147554
JR 11	123	2573			147555
JR 12	123	2574			147556
JR 13	123	2575			147557
JR 14	123	2576			147558
JR 15	123	2577			147559
JR 16	123	2578			147560
JR 17	123	2579			147561
JR 18	123	2580			147562
JR 19	123	2581			147563
JR 20	123	2582			147564
JR 21	123	2583			147565
JR 22	123	2584			147566
JR 23	123	2585			147567
JR 24	138	550			150224
JR 25	138	551			150225
Sally 1	A.F. No. 3012491				154585
Sally 2	A.F. No. 3012492				154586
Sally 3	A.F. No. 3017367				154998
Sally 4	A.F. No. 3017368				154999
Sally 5	A.F. No. 3017369				155000
Sally 6	A.F. No. 3017370				155001
Sally 7	A.F. No. 3017371				155002
Sally 8	A.F. No. 3017372				155003
Sally 9	A.F. No. 3017373				155004
Sally 10	A.F. No. 3017374				155005
Sally 11	A.F. No. 3017375				155006
Sally 12	A.F. No. 3017376				155007
Sally 13	A.F. No. 3017377				155008
Sally 14	A.F. No. 3017378				155009
Sally 15	A.F. No. 3017379				155010
Sally 16	A.F. No. 3017380				155011
Sally 17	A.F. No. 3017381				155012
Sally 18	A.F. No. 3017382				155013
Sally 19	A.F. No. 3017383				155014
Sally 20	A.F. No. 3017384				155015

The following unpatented mining claims situated in Sections 17, 18, 19, 20, 29, 30, 31, and 32, Township 40 North, Range 31 East, W.M., Okanogan County, Washington and Section 25, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, owned by Battle Mountain Exploration Company.
CLAIM NAME	OKANOGAN CO		AMENDED		BLM ORMC NUMBER
	BOOK	PAGE	BOOK	PAGE
EXT #1	89	1409			132597
EXT #2	89	1410			132598
EXT #3	89	1411			132599
EXT #4	89	1412			132600
EXT #5	89	1413			132601
EXT #6	89	1414			132602
EXT #7	89	1415			132603
EXT #8	89	1416			132604
EXT #9	89	1417			132605
EXT #10	89	1418			132606
EXT #11	89	1419			132607
EXT #12	89	1420			132608
EXT #13	89	1421			132609
EXT #14	89	1422			132610
EXT #15	89	1423			132611
EXT #16	89	1424			132612
EXT #17	89	1425			132613
EXT #18	89	1426			132614
EXT #19	89	1427			132615
EXT #20	89	1428			132616
EXT #21	89	1429			132617
EXT #22	89	1430			132618
EXT #23	89	1431			132619
EXT #24	89	1432			132620
EXT #25	89	1433			132621
EXT #26	89	1434			132622
EXT #27	89	1435			132623
EXT #28	89	1436			132624
EXT #29	89	1437			132625
EXT #30	89	1438			132626
EXT #31	89	1439			132627
EXT #32	89	1440			132628
EXT #33	89	1441			132629
EXT #34	89	1442			132630
EXT #35	89	1443			132631
EXT #36	89	1444			132632
EXT #37	89	1445			132633
EXT #38	89	1446			132634
EXT #39	89	1447			132635
EXT #40	89	1448			132636
EXT #41	89	1449			132637
EXT #42	89	1450			132638
EXT #43	89	1451			132639
EXT #44	89	1452			132640
EXT #45	89	1453			132641
EXT #46	89	1454			132642
EXT #47	89	1455			132643
EXT #48	89	1456			132644
EXT #49	89	1457			132645
EXT #50	94	1521			136704
EXT #51	94	1522			136705
EXT #52	94	1523			136706
EXT #53	94	1524			136707
EXT #54	94	1525			136708
EXT #55	94	1526			136709
EXT #56	94	1527			136710
EXT #57	94	1528			136711
EXT #58	94	1529			136712
EXT #59	94	1530			136713
EXT #60	94	1531			136714
EXT #61	94	1532			136715
EXT #62	94	1533			136716
EXT #63	94	1534			136717
EXT #64	94	1535			136718
EXT #65	94	1536			136719
EXT #66	94	1537			136720
EXT #67	94	1538			136721
EXT #68	94	1539			136722
EXT #69	94	1540			136723
EXT #70	94	1541			136724
EXT #71	94	1542			136725
EXT #72	94	1543			136726
EXT #73	94	1544			136727
EXT #74	94	1545			136728
EXT #75	94	1546			136729
EXT #76	94	1547			136730
EXT #77	94	1548			136731
EXT #78	94	1549			136732
EXT #79	94	1550			136733

The following unpatented mill site claims situated in Sections 13, 24, & 25, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, and Sections 18 & 19, Township 40 North, Range 31 East, W.M., Okanogan County, Washington, owned by Crown Resource Corp. of Colorado:

CLAIM NAME	OKANOGAN CO		AMENDED		BLM ORMC NUMBER
	BOOK	PAGEW	BOOK	PAGE
CJ 2	106	1597			145441
CJ 5	106	1600			145444
CJ 6	106	1601			145445
CJ 7	106	1602			145446
CJ 8	106	1603			145447
CJ 9	106	1604			145448
CJ 10	106	1605			145449
CJ 11	106	1606			145450
CJ 12	106	1607			145451
CJ 13	106	1608			145452
CJ 14	106	1609			145453
CJ 15	106	1610			145454
CJ 16	106	1611			145455
CJ 17	106	1612			145456
CJ 18	106	1613			145457
CJ 19	106	1614			145458
CJ 20	106	1615			145459
CJ 21	106	1616			145460
CJ 22	106	1617			145461
CJ 23	106	1618			145462
CJ 24	106	1619			145463
CJ 25	106	1620			145464
CJ 26	106	1621			145465
CJ 27	106	1622			145466
CJ 28	106	1623			145467
CJ 29	106	1624			145468
CJ 30	106	1625			145469
CJ 31	106	1626			145470
CJ 32	106	1627			145471
CJ 33	106	1628			145472
CJ 34	106	1629			145473
CJ 35	106	1630			145474
CJ 36	106	1631			145475
CJ 37	106	1632			145476
CJ 38	106	1633			145477
CJ 39	106	1634			145478
CJ 40	106	1635			145479
CJ 41	106	1636			145480
CJ 42	106	1637			145481
CJ 43	106	1638			145482
CJ 45	106	1640			145484
CJ 46	106	1641			145485
CJ 47	106	1642			145486
CJ 48	106	1643			145487
CJ 49	106	1644			145488
CJ 50	106	1645			145489
CJ 51	106	1646			145490
CJ 52	106	1647			145491
CJ 53	106	1648			145492
CJ 54	106	1649			145493
CJ 55	106	1650			145494
CJ 56	106	1651			145495
CJ 57	106	1652			145496
CJ 58	106	1653			145497
CJ 59	106	1654			145498
CJ 60	106	1655			145499
CJ 61	106	1656			145500
CJ 62	106	1657	123	2699	145501
CJ 63	106	1658			145502
CJ 64	106	1659			145503
CJ 65	106	1660			145504
CJ 66	106	1661			145505
CJ 67	106	1662			145506
CJ 68	106	1663	123	2700	145507
CJ 69	106	1664			145508
CJ 70	106	1665			145509
CJ 71	106	1666			145510
CJ 72	106	1667			145511
CJ 73	106	1668			145512
CJ 74	106	1669			145513
CJ 75	106	1670			145514
CJ 76	106	1671			145515
CJ 77	106	1672			145516
CJ 78	106	1673			145517
CJ 79	106	1674			145518
CJ 80	106	1675			145519
CJ 81	106	1676			145520
CJ 82	106	1677	123	2701	145521
CJ 83	106	1678	123	2702	145522
CJ 84	106	1679	123	2703	145523
CJ 85	106	1680	123	2704	145524
CJ 86	106	1681	123	2705	145525
CJ 87	106	1682	123	2706	145526
CJ 88	106	1683	123	2707	145527
CJ 89	106	1684	123	2708	145528
CJ 90	106	1685	123	2709	145529
CJ 91	106	1686	123	2710	145530
CJ 92	106	1687	123	2711	145531
CJ 93	106	1688	123	2712	145532
CJ 94	106	1689	123	2713	145533
CJ 95	106	1690	123	2714	145534
CJ 96	106	1691	123	2715	145535
CJ 97	106	1692	123	2716	145536
CJ 98	106	1693			145537
CJ 99	106	1694			145538
CJ 100	106	1695			145539
CJ 101	106	1696	123	2717	145540
CJ 102	106	1697			145541
CJ 103	106	1698			145542
CJ 104	106	1699	123	2718	145543
CJ 105	106	1700			145544
CJ 106	106	1701			145545
CJ 107	106	1702	123	2719	145546
CJ 108	106	1703			145547
CJ 109	106	1704			145548
CJ 110	106	2528	107	0400	145549
CJ 111	106	2529			145550
CJ 112	106	2530			145551
CJ 113	106	2531	123	2720	145552
CJ 114	106	2532			145553
CJ 115	106	2533			145554
CJ 116	106	2534			145555
CJ 117	106	2535			145556
CJ 118	111	1036	123	2721	145862
CJ 119	111	1037	123	2722	145863
CJ 120	111	1038	123	2723	145864
CJ 121	111	1039	123	2724	145865
CJ 122	A.F. No. 3012493				154587
CJ 123	A.F. No. 3012494				154588
CJ 124	A.F. No. 3012495				154589
CJ 125	A.F. No. 3012496				154590
CJ 126	A.F. No. 3012497				154591
CJ 127	A.F. No. 3012498				154592
CJ 128	A.F. No. 3012499				154593
CJ 129	A.F. No. 3012500				154594
CJ 130	A.F. No. 3012501				154595
CJ 131	A.F. No. 3012502				154596
CJ 132	A.F. No. 3012503				154597
CJ 133	A.F. No. 3012504				154598
CJ 134	A.F. No. 3012505				154599
CJ 135	A.F. No. 3012506				154600
CJ 136	A.F. No. 3012507				165601
CJ 137	A.F. No. 3012508				154502
CJ 138	A.F. No. 3012509				154603
CJ 139	A.F. No. 3012510				154604
CJ 148	A.F. No. 3012511				154605
CJ 149	A.F. No. 3012512				154606
CJ 150	A.F. No. 3012513				154607
CJ 151	A.F. No. 3012514				154608
CJ 152	A.F. No. 3012515				154609
CJ 153	A.F. No. 3012516				154610
CJ 154	A.F. No. 3012517				154611
CJ 155	A.F. No. 3012518				154612
CJ 156	A.F. No. 3012519				154613
CJ 157	A.F. No. 3012520				154614
CJ 158	A.F. No. 3012521				154615
CJ 159	A.F. No. 3012522				154616
CJ 160	A.F. No. 3012523				154617
CJ 161	A.F. No. 3012524				154618
CJ 162	A.F. No. 3012525				154619
CJ 163	A.F. No. 3012526				154620
CJ 164	A.F. No. 3012527				154621
CJ 165	A.F. No. 3012528				154622
CJ 166	A.F. No. 3012529				154623
CJ 167	A.F. No. 3012530				154624
CJ 168	A.F. No. 3012531				154625
CJ 169	A.F. No. 3012532				154626
CJ 170	A.F. No. 3012533				154627
CJ 171	A.F. No. 3012534				154628
CJ 172	A.F. No. 3012535				154629
CJ 173	A.F. No. 3012536				154630
CJ 174	A.F. No. 3012537				154631
CJ 175	A.F. No. 3012538				154632
CJ 176	A.F. No. 3012539				154633
CJ 177	A.F. No. 3012540				154634
CJ 178	A.F. No. 3012541				154635
CJ 179	A.F. No. 3012542				154636
CJ 180	A.F. No. 3012543				154637
CJ 181	A.F. No. 3012544				154638
CJ 182	A.F. No. 3012545				154639
CJ 183	A.F. No. 3012546				154640
CJ 184	A.F. No. 3012547				154641
CJ 185	A.F. No. 3012548				154642
CJ 186	A.F. No. 3012549				154643
CJ 187	A.F. No. 3012550				154644
CJ 188	A.F. No. 3012551				154645

The following unpatented mining claims, situated in Sections 3, 4, 15, 21 and 28, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, subject to that certain Mining Lease dated effective January 29, 1991 between John F. Thorp, III, Owner, and Crown Resource Corp. of Colorado, Lessee:

CLAIM NAME	OKANOGAN CO.		BLM ORMC NUMBER
	BOOK	PAGE
Gafvery No. 1	85	2815	128844
Gafvery No. 2	85	2817	128845
Gafvery No. 3	85	2819	128846
Gafvery No. 4	85	2821	128847
Gafvery No. 5	85	2823	128848
Gafvery No. 6	85	2825	128849
Gafvery No. 7	85	2827	128850
Gafvery No. 8	85	2829	128851

The following unpatented mining claims, situated in Sections 23-26, and 34-36, Township 40 North, Range 30 East, W.M., Okanogan County, Washington, owned by Battle Mountain Gold Company:

CLAIM NAME	OKANOGAN CO.		AMENDED		BLM ORMC NUMBER
	BOOK	PAGE	BOOK	PAGE
ARNO 1	19	259A	77	2859	28800
BM #1 Lode	47	1435			66509
BM #2 Lode	47	1436			66510
BM #3 Lode	47	1437			66511
BM #4 Lode	47	1438			66512
BM #5 Lode	47	1439			66513
BM #6 Lode	47	1440			66514
BM #7 Lode	47	1441			66515
BM #8 Lode	47	1442			66516
BM #9 Lode	133	993			149533
BM #10 Lode	47	1444			66518
BM #11 Lode	47	1445			66519
BM #12 Lode	47	1446			66520
BM #13 Lode	47	1447			66521
BM #14 Lode	47	1448			66522
BM #15 Lode	47	1449			66523
BM #16 Lode	47	1450			66524
BM #17 Lode	47	1451			66525
BM #18 Lode	47	1452			66526
BM #19 Lode	47	1453			66527
BM #20 Lode	47	1454			66528
BM #21 Lode	47	1455			66529
BM #22 Lode	47	1456			66530
BM #23 Lode	47	1457			66531
BM #24 Lode	47	1458			66532
BM #25 Lode	47	1459			66533
GAP 1	77	2793			109517
KG #1 Lode	54	2703			78910
KG #2 Fraction Lode	54	2704			78911
KG #3 Fraction Lode	54	2705			78912
KG #4 Lode	54	2706			78913
KG #5 Fraction Lode	54	2707			78914
KG #13 Lode	54	2715			78922
KG #14 Lode	54	2716			78923
KG #26 Lode	74	1636			104693
KG #28 Lode	74	1638			104695
KG #30 Lode	74	1640			104697
KG #32 Lode	74	1642			104699
KG #34 Lode	74	1644			104701
KG #36 Lode	74	1646			104703
KG #38 Lode	74	1648			104705
KG #40 Lode	74	1650			104707
KG #42 Lode	74	1652			104709
KG #43 Lode	74	1653			104710
KG #44 Lode	74	1654			104711
KG #45 Lode	74	1655			104712
KG 46 Lode	133	2492			149668
KG 47 Lode	133	2493			149669
KG 48 Lode	133	2494			149670
ROO 15	85	562			128360
ROO 16	85	564			128361
ROO 18	85	568			128363
ROO 19	85	570			128364

A.F. No. = Auditor's File Number

BLM = Bureau of Land Management

ORMC Number = Oregon (Washington) Mining Claim Serial Number